                                  FORM 8-K/A
                                AMENDMENT NO. 2
                                      to
                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                June 26, 1998
                               (Date of Report)

                                 July 2, 1997
                       (Date of earliest event reported)

                            ANALYTICAL SURVEYS, INC.
             (Exact name of registrant as specified in its charter)

                                  COLORADO
                           (State of incorporation)

                                   0-13111
                           (Commission File Number)

                                  084-846389
                       (IRS Employer Identification No.)

                             941 Meridian Street
                          Indianapolis, Indiana 46204
                   (Address of principal executive offices)

                               (317) 634-1000
                        (Registrant's telephone number)

         Item 7.  Financial Statments and Exhibits

         Analytical Surveys, Inc. (the "Company") acquired the outstanding stock of MSE Corporation, Inc., 941 Meridian Street, Indianapolis, Indiana on July 2, 1997. The Company filed a Current Report on form 8-K dated July 2, 1997 to report the transaction. Amendment No. 1 to Current Report on Form 8-K dated July 2, 1997 presents the audited financial statements of MSE Corporation for the two years ended December 31, 1996 and unaudited pro forma financial information. This Amendment No. 2 to Current Report on Form 8-K dated July 2, 1997 presents the unaudited interim condensed consolidated financial statements of MSE as of June 30, 1997 and for the six months ended June 30, 1997 and 1996.


                              MSE Corporation
                    Condensed Consolidated Balance Sheet
                                 Unaudited
                                  (000's)

                                                    June 30
                                                    -------
                                                      1997
                                                     -------
                         Assets

Current Assets
   Cash............................................  $ 1,806
                                                     -------
   Trade accounts receivable
     Billed-net of allowance for doubtful
       accounts of $254............................    3,611
     Unbilled......................................    7,390
                                                     -------
                                                      11,001

   Notes receivable-related parties................      819

   Other current assets............................      646
                                                     -------
         Total current assets......................   14,272

Property and Equipment-net of accumulated
   depreciation of $3,757..........................    1,431


Other Assets

   Notes receivable-long-term portion..............       25

   Product development costs-net of
     amortization of $971..........................      204
   Other...........................................      297
                                                     -------
         Total assets..............................  $16,230
                                                     -------
                                                     -------


See note to financial statements.

                              MSE Corporation
                     Condensed Consolidated Balance Sheet
                                 Unaudited
                                  (000's)
                     Liabilities and Stockholder's Equity


Current Liabilities
Notes payable, bank...............................    $ 3,000
Current maturities of long-term debt..............        172
Accounts payable-trade............................      1,453
Employee payroll withholdings.....................        226
                                                      -------
                                                        4,851
                                                      -------

Accrued expenses
   Payroll........................................        571
   Interest.......................................          2
   Taxes-other than income taxes..................         65
                                                      -------
                                                          638
                                                      -------
Total current liabilities.........................      5,489


Long-Term Debt-net of current maturities..........        252


Other Long-Term Liability-
Deferred compensation.............................        368
                                                      -------
                                                        6,109
                                                      -------
Stockholder's Equity
Common stock, without par value
Authorized-1,000,000 shares
Issued-100,000 shares.............................        136
Retained earnings.................................      9,985
                                                      -------
      Total Stockholder's Equity                       10,121
                                                      -------
         Total                                        $16,230
                                                      -------
                                                      -------

See note to financial statements.

                              MSE Corporation


       Condensed Consolidated Statement of Income and Retained Earnings
                                 Unaudited
                                  (000's)


                                                     Six months ended
                                                         June 30
                                                   --------------------
                                                      1997       1996
                                                    -------    --------

Revenue.........................................    $13,673     $10,136
                                                    -------    --------

Operating Expenses
   Salaries, wages and fringe benefits..........      6,602       5,857
   Facilities expense...........................        800         774
   Depreciation and amortization................        608         551
   Sub-contract expenses........................      2,253         683
   Supplies.....................................        350         293
   Bad debt expense.............................        118          89
   Other administrative expenses................      1,379       1,305
                                                    -------    --------
                                                     12,110       9,552
                                                    -------    --------
Operating Income................................      1,563         584
                                                    -------    --------
Other Income (Expense)
   Interest expense.............................       (125)       (101)
   Interest income..............................         27           8
   Gain (loss) on sale of assets................         (4)          9
                                                    -------    --------
                                                       (102)        (83)
                                                    -------    --------
Net Income......................................      1,461         501

Retained Earnings, Beginning of Period..........      8,697       7,337

   Dividends declared and paid..................       (173)       (209)
                                                    -------    --------
Retained Earnings, End of Period................    $ 9,985    $  7,629
                                                    -------    --------
                                                    -------    --------


See note to financial statements

                              MSE Corporation


               Condensed Consolidated Statement of Cash Flows
                                 Unaudited
                                  (000's)


                                                                  Six months ended
                                                                       June 30
                                                                --------------------
                                                                   1997       1996
                                                                 -------    --------

Operating Activities
   Net income..................................................   $1,461       $ 501
   Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization.............................      608         551
     Provision for doubtful accounts and notes receivable......      118          89
     Changes in
       Trade accounts receivable...............................      144        (655)
       Other current assets....................................     (256)       (494)
       Accounts payable-trade..................................      343        (313)
       Employee payroll withholdings and accrued expenses......      218           7
       Deferred compensation...................................     (834)        130
                                                                  ------       -----
         Net cash provided (used) by operating activities......    1,802        (184)
                                                                  ------       -----

Investing Activities
   Purchases of property and equipment.........................     (100)       (262)
   Proceeds from disposals of property and equipment...........       37          20
   Increase in product development costs.......................      (36)       (235)
                                                                  ------       -----
         Net cash (used) by investing activities...............      (99)       (477)
                                                                  ------       -----

Financing Activities
   Proceeds from long-term debt................................      637       1,642
   Principal payments of long term debt........................     (464)       (800)
   Dividends paid..............................................     (173)       (209)
                                                                  ------       -----
         Net cash provided (used) by financing activities......     --           632
                                                                  ------       -----
Increase (decrease) in Cash....................................    1,703         (29)

Cash, Beginning of Period......................................      103          52
                                                                  ------       -----
Cash, End of Period............................................   $1,806       $  23
                                                                  ------       -----
                                                                  ------       -----
Supplemental disclosure
    Interest paid..............................................   $  144       $ 113

See note to financial statements

                                MSE Corporation

          Note to Interim Condensed Consolidated Financial Statements
                                  (Unaudited)
                         Six months ended June 30, 1997


1.   Summary of Significant Accounting Policies


The accompanying interim condensed consolidated financial statements have been prepared by management in accordance with the accounting policies described in the MSE Corporation audited financial statements for the two years ended December 31, 1996. The financial statements have not been audited by independent auditors. Certain information and note disclosures normally included in consolidated financial statements prepared in accordance with generally accepted accounting principles have been omitted. These condensed consolidated financial statements should be read in conjunction with the audited financial statements and related notes for the two years ended December 31, 1996 included in the Current Report on Form 8-K/A dated Septemeber 8, 1997 of Analytical Surveys, Inc.

The financial statements reflect all adjustments which are, in the opinion of management, necessary to present fairly the financial position of MSE Corporation at June 30, 1997 and its results of operations for the six months ended June 30, 1996 and 1997, and its cash flows for the six months ended June 30, 1996 and 1997. All such adjustments are of a normal recurring nature.



                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Analytical Surveys, Inc.


Date: June 26, 1998                    by: /s/ Scott C. Benger
      -------------                        Secretary/Treasurer